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                                                                    Exhibit 99.3

                       STATEMENT OF ASSETS AND LIABILITIES

                                 PRANDIUM, INC.

                      CONDENSED CONSOLIDATED BALANCE SHEET
                                  May 26, 2002
                                ($ in thousands)
                                   (Unaudited)

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ASSETS
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Current assets:
      Cash and cash equivalents                                                         $          24,763
      Restricted cash                                                                              10,661
      Receivables, net                                                                              1,802
      Inventories                                                                                   1,799
      Other current assets                                                                          5,014
      Property held for sale                                                                       14,786
                                                                                          ---------------
          Total current assets                                                                     58,825

 Property and equipment, net                                                                       92,359
 Other assets, net                                                                                 10,331
                                                                                          ---------------
                                                                                        $         161,515
                                                                                          ===============

 LIABILITIES AND STOCKHOLDERS' DEFICIT
 -------------------------------------

 Current liabilities:
      Current portion of long-term debt, including capitalized lease obligations        $             604
      Accounts payable                                                                              4,357
      Current portion of self-insurance reserves                                                    2,445
      Other accrued liabilities                                                                    36,018
      Income taxes payable                                                                          3,376
                                                                                          ---------------
          Total current liablities                                                                 46,800

 Liabilities subject to compromise under reorganization proceedings                               282,996
 Self-insurance reserves                                                                            5,267
 Other long-term liabilities                                                                        2,525
 Long-term debt, including capitalized lease obligations, less current portion                        789
                                                                                          ---------------
          Total liabilities                                                                       338,377
                                                                                          ---------------

 Commitments and contingencies

 Stockholders' deficit:
      Common stock - authorized 300,000,000 shares, par value $.01 per share,
        180,380,513 shares issued and outstanding on May 26, 2002                                   1,804
      Additional paid-in capital                                                                  222,353
      Accumulated deficit                                                                        (401,019)
                                                                                          ---------------
          Total stockholders' deficit                                                            (176,862)
                                                                                          ---------------
                                                                                        $         161,515
                                                                                          ===============
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